                                 [QUANTA LOGO]

                           Forward Looking Statements

Except for historical information, this presentation may include forward-looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are listed in our registration statement. Because we have a limited operating history, most of the statements relating to us and our business, including statements relating to our competitive strengths and business strategies, are forward-looking statements.

2                                                                  [QUANTA LOGO]

                              RESALE REGISTRATION

Shares Outstanding: 56.8MM

Initial Offering Price: $10.00(1)

Current Price: $12.50(2)

Market Cap: $710.0MM(3)

Expected Listing Date: May 14, 2004

Ticker: QNTA (NASDAQ National Market)

(1) Initial Offering priced at closing on September 3, 2003.

(2) As of May 5, 2004.

(3) Based on last private sale on April 30, 2004 (which may not be indicative of future trading).

3                                                                  [QUANTA LOGO]

                         QUANTA CAPITAL HOLDINGS

We are a Bermuda holding company formed to provide specialty insurance, reinsurance, risk management and risk consulting products and services on a global basis through our affiliated entities.

TOBEY J. RUSS - Chairman, President and Chief Executive Officer
    o    President, CEO and director of Chubb Financial Solutions
    o    President, AIG Risk Finance
    o    Senior Vice President, AIG International Risk Management
    o    President, Arkwright Risk Solutions

MICHAEL J. MURPHY - Deputy Chairman & Chief Operating Officer
    o    President, Chubb Environmental Solutions
    o    Co-Founder and Chairman of the Board of Directors, ESC
    o    COO, Risk Science International, a division of Frank B. Hall & Co.

JOHN S. BRITTAIN, JR. - Chief Financial Officer
    o    EVP and CFO, American Management Systems, Inc.
    o    CFO, Nextel Communications, Inc.
    o    Corporate Officer, J.P. Morgan Chase

4                                                                  [QUANTA LOGO]

                          KEY INVESTMENT CONSIDERATIONS

    o    Disciplined business model drives return on capital

    o    Employee incentive comp plan rewards actual return on capital

    o    Favorable market conditions/ no legacy liabilities

    o    Diverse portfolio of specialty lines with potential to offer high returns on capital through market cycles

    o    Efficient capital structure, disciplined capital allocation, A.M. Best
         A- financial strength rating

    o    Experienced management and strong board

    o    Significant insider ownership

    o    Trades at a discount to the average price/book value of other specialty
         P&C peer companies

5                                                                  [QUANTA LOGO]

                       KEY ACCOMPLISHMENTS SINCE OFFERING

    o    $161 million of estimated ultimate written premiums bound in 1Q04

    o    Reinsurance treaties in place for all lines of business

    o    Admitted and E&S U.S. insurance companies licensed and operational

    o    Build out of technical risk assessment, underwriting and loss control

    o    Relationships with major brokers

    o    244 employees

         o    Key senior managers and underwriters in place

6                                                                  [QUANTA LOGO]

                                 QUANTA STRATEGY

    o    Focus on three business segments across three geographies

    o    Offer technically challenging specialty lines of insurance

    o    Drive selection of specialty lines and underwriting decisions through intrinsic value business model

    o    Directly align interests of underwriters and shareholders through incentive comp plan

    o    Fully integrated operating units

         o    "Specialist Teams" include underwriting, claims, risk management, and legal

         o    Develop the most technically advanced risk underwriting and assessment platform in the industry

    o    Proactively deploy and redeploy capital to business lines based on risk-adjusted return targets

    o    Organic growth

    o    Optimize capital structure

    o    Adopt centralized risk management systems

7                                                                  [QUANTA LOGO]

                         SPECIALTY LINES VS. TRADITIONAL
                                    INSURANCE

----------------------------------           ----------------------------------
         SPECIALTY LINES                              TRADITIONAL LINES
----------------------------------           ----------------------------------
o Technically demanding                      o Standard rates & forms
    o Manuscripted policies
    o Individual risk rating                 o Many competitors
                                                 o Barrier to entry-economies
o Fewer competitors                                of scale
    o Barrier to entry-expertise
                                             o Branch distribution
o Centralized underwriting                       o Bureaucratic management
    o Self contained business unit               o Agency leverage
      organization
    o Broker distribution                    o Multi-line approach
                                                 o Profitable lines subsidize
o Specialty leaders outperform                     unprofitable lines
  industry over time
    o Disciplined risk adjusted
      return on capital
----------------------------------           ----------------------------------

8                                                                  [QUANTA LOGO]

                      DIVERSE PORTFOLIO OF SPECIALTY LINE
                                    PRODUCT

----------------------------------            ----------------------------------
           REINSURANCE                                   INSURANCE
----------------------------------            ----------------------------------
o CASUALTY (TREATY)                           o PROFESSIONAL LIABILITY
  REINSURANCE                                    - D&O
   - Directors' and Officers'                    - E&O
     Liability                                   - Employment Practices
   - Professional Liability                      - Fiduciary Liability
   - Commercial Umbrella and                  o MARINE & AVIATION
     Excess Liability                            - Ocean and Inland Marine
                                                 - Technical Risk
o PROPERTY (TREATY)                              - General Aviation
  REINSURANCE                                 o ENVIRONMENTAL
   - Excess of Loss Natural                      - Site Liability
     Catastrophe                                 - Remediation Cost Cap
   - Per Risk Excess of Loss and                 - Contractors' Environmental
     Quota Share                                   Protection
                                              o FIDELITY & CRIME
o MARINE, TECHNICAL RISK                         - Banker Blanket
  AND AVIATION REINSURANCE                       - Commercial Crime
   - Ocean and Inland Marine                     - Kidnap and Ransom
   - Technical Risk                              - Computer Crimes
   - General and Commercial                   o SURETY
     Aviation                                    - Regulatory & Statutory Bonds
                                              o TECHNICAL RISK PROPERTY
o STRUCTURED REINSURANCE                      o STRUCTURED INSURANCE
  PRODUCTS                                       - Structured Prop. & Cas.
                                                 - Structured D&O
                                                 - Deferred Executive Comp
                                                 - Finite Risk

                                 [CHART OMITTED]

                               START-UP INSURANCE
                            OPERATIONS IN HARD MARKET

                                            ---------
                            -------------   SPECIALTY
                             REINSURANCE    INSURANCE
                            -------------   ---------

                                    LONG-TERM
                                  STABILIZATION

                                            ---------
                            -------------   SPECIALTY
                             REINSURANCE    INSURANCE
                            -------------   ---------

9                                                                  [QUANTA LOGO]

                             THE QUANTA DIFFERENCE:
                        INTRINSIC VALUE BUSINESS MODEL *

TOTAL RISK PERIOD:
------------------
NPV Written Premiums                                                  ###
NPV Expenses                                                         (###)
NPV Losses                                                           (###)
NPV Profit Before Tax                                                 ###
Allocated Capital                                                     ###
                                                                    -------
NPV Return on Capital                                                 ###
Long-term Estimated Tax Rate                                          12%
---------------------------------------------------------------------------
MINIMUM NPV AFTER-TAX RETURN ON CAPITAL                               20%
---------------------------------------------------------------------------

* THE INTRINSIC VALUE BUSINESS MODEL IS NOT A PROJECTION AND DOES NOT REPRESENT
  FINANCIAL GUIDANCE OF OUR FUTURE RESULTS. ACTUAL RESULTS WILL VARY FROM THIS
  MODEL.

THE INTRINSIC VALUE BUSINESS MODEL DISCOUNTS CASH FLOWS USING THE U.S. DOLLAR
LIBOR SWAP CURVE. UNDERWRITERS DO NOT RECEIVE INVESTMENT CREDIT, WHICH
DISCOURAGES CASH FLOW UNDERWRITING.

INCENTIVE-BASED COMPENSATION IS TIED TO BUSINESS UNIT NPV RETURNS ON ALLOCATED
CAPITAL. NO INCENTIVE POOL IS CREATED UNTIL BUSINESS UNIT EXCEEDS A CERTAIN
THRESHOLD NPV RETURN AND THEN UNIT SHARES IN THE EXCESS RETURN (ACTUAL).

10                                                                 [QUANTA LOGO]

                              KEY BUSINESS DRIVERS

o   Full deployment of capital

o   Disciplined specialty lines underwriting

o   Incentive compensation plan

o   Operating capital leverage

o   Investment portfolio leverage

11                                                                 [QUANTA LOGO]

                             RISK ADJUSTED RETURNS:
                          1Q04 RESULTS FROM OPERATIONS

o   1Q results did not, and future short term results will not, reflect value being created due to start-up nature

o   Estimated ultimate bound premiums exceed reported premiums written by approximately $49 million

o   Expense margins improve as capital deploys

o   On track to deploy all available capital in 2004

12                                                                 [QUANTA LOGO]

                             INCOME STATEMENT ($000)

--------------------------------------------------------------------------------
                                                     (unaudited)     (unaudited)

                                                          4Q03            1Q04
--------------------------------------------------------------------------------
Gross written premiums                                   20,465         118,729
Net written premiums                                     20,060         112,455
Net earned premiums                                       1,940          27,235
Consulting revenues                                       7,890           6,507
Net investment income                                     1,941           3,235
Realized gain                                               109           1,195
Other income                                                126             415
                                                 -------------------------------
    Total Revenues                                       12,006          38,587
                                                 -------------------------------
Net losses and loss expenses incurred                     1,191          15,895
Acquisition expenses                                        164           6,617
Direct consulting costs                                   6,136           4,384
G&A expenses                                             19,330          15,829
Other expenses                                              333             387
                                                 -------------------------------
    Total Expenses                                       27,154          43,112
                                                 -------------------------------
Loss before income taxes                                (15,148)         (4,525)

Income tax                                                 --              --
--------------------------------------------------------------------------------
Net income after tax                                   (15,148.0)      (4,525.0)
--------------------------------------------------------------------------------
For more information, see our Form 10Q filed with the SEC on May 7, 2004.

13                                                                 [QUANTA LOGO]

                              BALANCE SHEET ($000)

--------------------------------------------------------------------------------
                                                                     (unaudited)

                                                                      3/31/2004
--------------------------------------------------------------------------------
Assets
Cash & investments                                                      501,787
Premiums receivable                                                      82,973
Deferred acquisition costs                                               23,478
Deferred reinsurance premiums                                             6,122
Losses & LAE recoverable                                                    190
Intangible assets                                                        21,167
Other assets                                                             15,263
                                                 -------------------------------
    Total assets                                                        650,980
                                                 -------------------------------
Loss reserves                                                            17,276
Unearned premium reserve                                                109,407
Environmental liabilities assumed                                         6,868
Reinsurance balances payable                                              5,277
Accounts payable                                                          9,869
Other liabilities                                                        16,603
                                                 -------------------------------
    Total liabilities                                                   165,300
                                                 -------------------------------

    Shareholders' equity                                                485,680
                                                 -------------------------------
    Total liabilities and shareholders' equity                          650,980
                                                 -------------------------------

For more information, see our Form 10Q filed with the SEC on May 7, 2004.

14                                                                 [QUANTA LOGO]

                         INDEPENDENT BOARD AND CORPORATE
                                   GOVERNANCE

         -------------------------------------             ---------------------------------
                     TOBEY J. RUSS                                 MICHAEL J. MURPHY
                 Chairman of the Board,                     Deputy Chairman of the Board &
          President & Chief Executive Officer                  Chief Operating Officer
         -------------------------------------             ---------------------------------

----------------------------------------------------------------------------------------------------------------------------
   JAMES J. RITCHIE, C.P.A                      o Director, Ceres Group
  Chairman, Audit Committee                     o Group CFO, White Mountains Insurance Group
                                                o Managing Director & CFO, OneBeacon Insurance Company
                                                o CFO, CIGNA International Division
                                                o Senior Audit Manager, Price Waterhouse
----------------------------------------------------------------------------------------------------------------------------
                                                o Partner, Dechert LLP
      WALLACE L. TIMMENY                        o Deputy Director of Division of Enforcement, SEC
   Chairman, Governance and                     o Chairman of the Executive Council, Securities Law Committee of the
     Nominating Committee                         Federal Bar Association
                                                o Director, FBR Group
----------------------------------------------------------------------------------------------------------------------------

                                                o Vice-Chairman, Capital One
       NIGEL W. MORRIS                          o Co-founder, President and COO, Capital One
Chairman, Compensation Committee                o Executive Vice President, Signet Bank

----------------------------------------------------------------------------------------------------------------------------
                                                o Co-Founder, Quanta Capital Holdings
     W. RUSSELL RAMSEY                          o Founder, President and CEO of Capital Crossover Partners
         Director                               o Co-Founder and Director, FBR Group

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                                SENIOR MANAGEMENT

                                     YEARS OF
NAME/TITLE                          EXPERIENCE                                  PRIOR EXPERIENCE
----------                          ----------      --------------------------------------------------------------------------------

                                                    o EVP and CFO, American Management Systems, Inc.
  JOHN S. BRITTAIN, JR                 23           o CFO, Nextel Communications, Inc.
         CFO                                        o Corporate Officer, J.P. Morgan Chase

------------------------------------------------------------------------------------------------------------------------------------
                                                    o Senior Vice President & Director of Research, Chubb Financial Solutions
     GARY G. WANG                       9           o Head, Asia Risk Finance, Barclays Capital Asia
  Chief Risk Officer                                o Senior Quantitative Analyst, Wells Fargo Bank

------------------------------------------------------------------------------------------------------------------------------------

       MARTHA G.                                    o EVP, General Counsel, and Secretary, NAC Reinsurance
      BANNERMAN                         33          o EVP, General Counsel, and Secretary, XL Reinsurance America, Inc.
   General Counsel                                  o Partner, (Private Practice) Adams, Duque, & Hazeltine LLP

------------------------------------------------------------------------------------------------------------------------------------

 FREDERICK J. PAGNANI                               o Managing Director, Swiss Reinsurance Financial Services Business Group
    President, U.S.                     18          o SVP and Head of Professional Services Treaty Division, Zurich Reinsurance
      Reinsurance                                   o Account Manager, General Reinsurance

------------------------------------------------------------------------------------------------------------------------------------
                                                    o Senior Vice President, Chubb Financial Solutions
    JAMES M. OLIVO                                  o Principal, Swiss Re New Markets Corp.
President, Structured                   16          o Director, Fuji Capital Markets Corp.
       Products                                     o Principal, Security Pacific National Bank

                                                                                    Denotes employees who joined after the offering.

16                                                                 [QUANTA LOGO]

                                       SENIOR MANAGEMENT

                                     YEARS OF
NAME/TITLE                          EXPERIENCE                                         PRIOR EXPERIENCE
----------                          ----------       -------------------------------------------------------------------------------

    JOHN VAN DECKER                                  o SVP, CNA
 Underwriting Officer,                 19            o VP, National Union Fire Insurance Co.
 Professional Liability                              o AVP, American International Underwriters

------------------------------------------------------------------------------------------------------------------------------------

  WILLIAM C. JENNINGS                                o Director, First City Partnership, Lloyds
 Underwriting Officer,                 32            o Executive Vice President, Fidelity Bond Department, CNA
    Fidelity & Crime                                 o Vice President, Fidelity, Department of Financial Institutions, Chubb

------------------------------------------------------------------------------------------------------------------------------------
                                                     o Member, Division North America-Management Board, Swiss Re
 DEIRDRE H. LITTLEFIELD                              o Chairman, American Institute of Marine Underwriters
 Underwriting Officer,                 30            o Chair, Loss Prevention Committee, International Union of Marine Insurers
   Marine & Aviation
------------------------------------------------------------------------------------------------------------------------------------

    BRIAN J. STEELE                                  o SVP of Commercial Surety, Travelers
 Underwriting Officer,                 17            o VP Bond, Aetna Insurance
    Surety Products                                  o Registered Bond Underwriting Officer, Aetna Insurance

------------------------------------------------------------------------------------------------------------------------------------

     JOHN K. WELTER                                  o Chief Underwriting Officer, Chubb Financial Solutions
 Underwriting Officer,                 16            o VP, AIG Environmental
Environmental Liability                              o VP, Pollution Legal Liability Clean-up Cost Cap & EPP Lines, AIG

                                                                                    Denotes employees who joined after the offering.

17                                                                 [QUANTA LOGO]

                                SENIOR MANAGEMENT

                                   YEARS OF
NAME/TITLE                        EXPERIENCE                                     PRIOR EXPERIENCE
----------                        ----------         -------------------------------------------------------------------------------

                                                     o Chief Actuary of Global Casualty, GE ERC
CHARLES M. KASMER                     15             o Principal and Actuary, Aon Corporation
  Chief Actuary                                      o SVP and Senior Actuary, Risk Capital Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------

                                                     o Member of Senior Management, Swiss Reinsurance Co.
 DAVID R. WHITING                                    o VP, Centre Reinsurance Companies
    President,                        25             o Director and VP of Underwriting, Pinnacle Reinsurance Co.
  Quanta Re Ltd.                                     o Consulting Actuary, Tillinghast

------------------------------------------------------------------------------------------------------------------------------------

                                                     o CEO, Environmental Strategies Corporation (ESC)
 LYNNE M. MILLER                                     o Editor-in-Chief, Environmental Claims Journal
 Quanta Technical                     25             o President, Risk Science International
  Services Corp.                                     o Insurance Woman of the year-Association of Professional Insurance Women
                                                     o Director, SCANA

------------------------------------------------------------------------------------------------------------------------------------

                                                     o Senior Vice President and General Manager, Chubb Financial Solutions
RICHARD I. HARRIS                                      Ltd., U.K.
Managing Director,                    23             o COO, AIG Credit U.K. Limited
       U.K.                                          o Surety underwriter, Sun Alliance/Chubb Insurance Company

------------------------------------------------------------------------------------------------------------------------------------

  MARK J. NOLAN                                      o Vice President & Director, Chubb Financial Products (Ireland) Ltd.
Managing Director,                    10             o Controller, AIG Global Investment Corporation (Europe) Ltd.
     Ireland                                         o Vice President, AIG Credit (U.K.) Ltd.

                                                                                    Denotes employees who joined after the offering.

18                                                                 [QUANTA LOGO]

                           FAVORABLE MARKET CONDITIONS

o   Terms and conditions remain favorable in our target specialty lines

o   Ratings downgrades and continued balance sheet strain are placing limits on growth for traditional insurers

      - $13.9 billion in prior year reserve strengthening in 2003

      - Casualty rates continue to rise, albeit at a slower rate

o   P&C industry becoming more rational which should prolong current market conditions and lead to multiple expansion for P&C insurers

                     --------------------------------------
                          LIMITED CAPACITY, RESTRICTED
                              TERMS AND FIRM RATES
                     --------------------------------------

19                                                                 [QUANTA LOGO]

                             COMPARISON TO SELECTED
                               INSURERS/REINSURERS

                                                                          --------------------------   -------------------------
                                                                                  Valuation               Operating Performance
                                                                          --------------------------   -------------------------
--------------------------------------------------------------------------------------------------------------------------------
Company                                   Ticker       Price     Market   Price /     2004E    2005E    Loss   Expense  Combined
                                                    4-May-04      Value      Book       P/E      P/E   Ratio     Ratio     Ratio
                                                         ($)     ($ MM)       (x)       (x)      (x)       %         %         %
--------------------------------------------------------------------------------------------------------------------------------

AXIS Capital Holdings Limited             AXS          27.59      4,207      1.49       8.1      7.5      52        21        73
W.R. Berkley Corporation                  BER          40.80      3,419      1.89       8.8      7.6      63        27        90
Markel Corporation                        MKL         291.50      2,872      1.95      14.8     12.9      65        31        96
HCC Insurance Holdings, Inc.              HCC          32.09      2,068      1.87      12.0     10.5      58        25        83
Arch Capital Group Ltd.                   ACGL         39.70      1,332      1.42       8.4      7.6      61        29        89
Philadelphia Consolidated Holding Corp.   PHLY         56.67      1,249      2.17      13.2     11.4      57        28        85
RLI Corp.                                 RLI          34.84        878      1.52      13.7     12.1      60        32        92
--------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                                                       1.87      12.0     10.5      60        28        89
AVERAGE                                                                      1.76      11.3      9.9      59        28        87
--------------------------------------------------------------------------------------------------------------------------------

20                                                                 [QUANTA LOGO]

                          KEY INVESTMENT CONSIDERATIONS

o   Disciplined business model drives return on capital

o   Employee incentive comp plan rewards actual return on capital

o   Favorable market conditions/ no legacy liabilities

o   Diverse portfolio of specialty lines with potential to offer high returns on capital through market cycles

o   Efficient capital structure, disciplined capital allocation, A.M. Best A-
    financial strength rating

o   Experienced management and strong board

o   Significant insider ownership

o   Trades at a discount to the average price/book value of other specialty P&C peer companies

21                                                                 [QUANTA LOGO]

                                 [QUANTA LOGO]